Exhibit 99.1

October 2, 2012 New York, NY  Abili-T™ Analyst Briefing Opexa Therapeutics, Inc.

Forward-Looking Statements  This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation do not constitute guarantees of future performance. Investors are cautioned that statements in this presentation which are not strictly historical statements, including, without limitation, statements regarding the Company’s clinical development plans for Tcelna™, constitute forward-looking statements. Such forward- looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with the Company’s capital position, the rights and preferences provided to the Series A Convertible Preferred Stock and investors in the convertible secured notes issued by the Company in July 2012 (including a secured interest in all of our assets), the ability of the Company to enter into and benefit from a partnering arrangement for the Company’s product candidate, Tcelna™, on reasonably satisfactory terms (if at all), our dependence (if partnered) on the resources and abilities of any partner for the further development of Tcelna™, our ability to compete with larger, better financed pharmaceutical and biotechnology companies, new approaches to the treatment of our targeted diseases, our expectation of incurring continued losses, our uncertainty of developing a marketable product, our ability to raise additional capital to continue our development programs, including to undertake and complete any ongoing or further clinical studies for Tcelna™, the success of our clinical trials, the efficacy of Tcelna™ for any particular indication, such as for relapsing remitting MS or secondary progressive MS, our ability to develop and commercialize products, our ability to obtain required regulatory approvals, our compliance with all Food and Drug Administration regulations, our ability to obtain, maintain and protect intellectual property rights (including for Tcelna™), the risk of litigation regarding our intellectual property rights or the rights of third parties, the success of third party  development and commercialization efforts with respect to products covered by intellectual property rights that we may license or transfer, our limited manufacturing capabilities, our dependence on third-party manufacturers, our ability to hire and retain skilled personnel, our volatile stock price, and other risks detailed in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. 2

Abili-T Study •Opexa initiates study in Secondary Progressive MS (SPMS) patients •First ever personalized T-cell therapy for MS patients •Fast Track designation for SPMS •Success in SPMS could also have positive impact on development of treatment for Relapsing Remitting MS (RRMS) 3

Tcelna Highlights •5 clinical studies completed (in Relapsing Remitting and Secondary Progressive MS patients) –302 patients total –142 treated with Tcelna in Opexa-sponsored research •Over 850 Tcelna preparations have been successfully manufactured –reproducible and consistent –commercially viable process •Safety demonstrated and clinical efficacy promising across broad spectrum of patients for relapsing and progressive MS •Multiple commercial opportunities: –Secondary Progressive MS •Promising efficacy shown in slowing disease progression and reducing relapse rates significantly differentiates Tcelna •Fast track designation –Relapsing Remitting MS •FDA concurrence for Phase 3 studies •Clinical benefit shown with reduction of relapse rates and improvement in disability •Mechanism supports combination therapy •Dose and regimen have been confirmed as effective and practical 4

Opexa’s Focus: Filling the Void in SPMS Treatment 5 Over 1 million people affected by SPMS worldwide… …only ONE FDA approved product for SPMS SPMS Opexa’s Tcelna™ (projected) NOVANTRONE Limited use due to Black Box warning added to Novantrone’s prescribing information by the FDA in April 2005 Treating SPMS with a Safe and Effective Therapy 5

Role of Myelin-Reactive T-cells in Multiple Sclerosis MRTCs cross the Blood Brain Barrier (BBB) into the central nervous system (CNS) from the periphery and respond to antigen presenting cells (APC) bearing myelin antigens •Macrophages and microglial cells release OPN, IL-12/23, accompanied by T-cell dependent secretion of IFN-γ, IL-17 and tumor-necrosis factor alpha (TNFa) in addition to direct T-cell mediated cytotoxicity Result  Destruction of the myelin sheath •T-cells that clonally accumulate in the lesion are driven by defined protein antigens Antigen MRTC Opexa’s Strategy Identify which specific antigens within each individual patient may be targeted by the immune response 6

Production of Tcelna: A two-step process The Epitope Profiling Assay (EPA) •Screen peripheral blood for Myelin-Reactive T-cells (MRTCs), and mapping of immunodominant epitopes to MBP, MOG and PLP –109 overlapping peptides encompassing MBP, MOG and PLP –Interferon gamma response to individual peptide pools defines positive response in 7 day assay ImmPathTM Process •Procure unit of blood from which up to six T-cell lines reactive with immunodominant myelin peptides are generated and pooled as a patient-specific Tcelna product –Manufacturing performed under GMP/GTPs in functionally closed system –Process generates a year of Tcelna doses from a single unit of blood 7

Year 2 Year 3 Proprietary Assay Enables Annual Personalized Treatments Year 1 Conduct analysis of 109 peptides from all three key myelin proteins (MBP, MOG, PLP) Re-assess epitope profile annually to identify epitope drift Develop new formulation based on evolved epitope profile  8

Tcelna Manufacturing Expansion of antigen specific T-cells Cryopreservation Formulation/ Irradiation of each dose as required Epitope profiling Administration: 5 subcutaneous Manufacturing and QC Dispensation 35 days Epitope Profiling 1 day 14 days - Red Cross - Blood Group Alliance 9

Opexa Management Team .Neil Warma, President & CEO, Director •19+ years international healthcare experience with large and emerging biotechnology companies •9 years of Senior Management with Novartis Pharmaceuticals •Formerly, President & CEO and Member of the Board of Directors of Viron Therapeutics, a private clinical stage biopharmaceutical company developing a novel class of protein therapeutics •Co-founder and President of MedExact Inc., a medical Internet company, which was successfully sold •Neuroscience and MBA degrees .Jaye Thompson, Ph.D., SVP, Clinical Development & Regulatory Affairs •President and founder of SYNERGOS, Inc., a full service contract research organization which was successfully sold to inVentiv Health in 2006 •Directed and managed statistical analysis, data management, report writing and the conduct of clinical trials for a wide variety of indications including MS •PhD, Biostatistics .Don Healey, Ph.D., VP, Scientific Development and Manufacturing •Over 25 years experience in cellular immunology and immune regulation in academic and biotech environments •Former Director of Immunology for Argos Therapeutics, responsible for the development of novel autologous dendritic cell therapies for the treatment of renal carcinoma and HIV •Post-doctoral positions in the Department of Pathology, Cambridge University, UK, conducting studies on immunoregulation in animal models of autoimmunity, including Type I Diabetes and Multiple Sclerosis .Donna Rill, SVP Operations and Quality Systems •30 years of extensive clinical and research laboratory experience in cell and gene therapy research and clinical application, immunological techniques and assessments •Designed, and validated cGMP Cell & Gene Therapy Laboratories, cGMP Vector Production facilities, and Translational Research Labs •Actively involved in the development of cell based therapies as well as the formulation and review of related regulatory guidelines for over 20 years .David Jorden, (Acting) Chief Financial Officer, Director •20+ years of public and private company investment experience; Morgan Stanley PWM, Genometrix, Inc., CFO, principal at Fayez Sarofim & Co. •Received a MBA from Kellogg School of Management at Northwestern University and a BBA from the University of Texas •Chartered Financial Analyst and Certified Public Accountant designations 10

Scientific Advisory Board .Dawn McGuire, M.D., FAAN (Chair) •Advisory Council of the Gill Heart Institute •American Academy of Neurology •National Institute of Neurological Disorders and Stroke of the National Institutes of Health .Doug Arnold, M.D. •James McGill Professor Neurology and Neurosurgery at the Montreal Neurological Institute of McGill University .Edward Fox, M.D., Ph.D. •Director of Multiple Sclerosis Clinic of Central Texas •Advisory Committee, Lone Star Chapter of the National Multiple Sclerosis Society •Consortium of Multiple Sclerosis Centers •Clinical Assistant Professor of Neurology, University of Texas Medical Branch . Hans-Peter Hartung, M.D. •Chair of Neurology at Heinrich-Heine University •President ECTRIMS •European Neurological Society •International Society for Neuroimmunology •International Federation of Multiple Sclerosis Societies •World Health Organization Advisory Board on Multiple Sclerosis 11

Scientific Advisory Board .Clyde Markowitz, M.D. •Director of the Multiple Sclerosis Center at the University of Pennsylvania •Professor of Neurology at the University of Pennsylvania School of Medicine in Philadelphia •Chairman of the Clinical Advisory Committee for the Delaware Valley National MS Society •American Academy of Neurology .Paul O’Connor, M.D., FRCP •MS Clinic Director at St. Michael’s Hospital, University of Toronto •National Scientific and Clinical Advisor for the Multiple Sclerosis Society of Canada .Mark S. Freedman, M.D., FRCP, FAAN •Director of the Multiple Sclerosis Research Unit at the Ottawa Hospital •Professor of Medicine (Neurology), University of Ottawa •Senior Scientist, the Ottawa Hospital Research Institute •Secretary/Treasurer - Americas Committee for Treatment and Research in MS •Clinical Trials Committee, National MS Society (USA) •Education Committee, the Consortium of MS Centres 12

Mark Freedman, MD

Pathological vs. Clinical Course of Disease Time (Years)Relapsing – Remitting Transitional Secondary Progressive CIS RIS INFLAMMATORY ACTIVITY – Relapses – MRI 2° NEURODEGENERATION – Axonal Loss – Atrophy PROGRESSION Disease parameter 14

Pathological vs. Clinical Course of Disease Clinical Threshold Axonal Loss Demyelination First Clinical Attack Inflammation Disease parameter Relapsing – Remitting Transitional Secondary Progressive CIS RIS Time (Years)  Active Chronic active edge Chronic active core NAWM Control white11,236 3,138 875 17 0.7 15

Secondary Progressive MS •Patients initially experience a relapsing-remitting course then transition to SPMS •SPMS patients experience worsening disability with or without relapses •Within 10 years of diagnosis, approximately 50% of patients progress to SPMS •Estimated that 85% of patients will eventually transition to SPMS •Approximately 30-45% of MS patients can be classified as SPMS 16

 SPMS Standard of Care •Only two drugs approved specifically for SPMS –Novantrone (mitoxantrone) approved only in the US •Limited usefulness due to product’s safety profile •Black box warning: cardio toxicity –Betaseron (interferon beta-1b) approved only in Canada •These drugs may be effective for patients who still have relapsing forms of progressive disease, however, once patients are in pure progression stage, neither is effective •Symptomatic therapy may be prescribed 17

The Immunopathology of SPMS: Relevance to Tcelna •Compartmentalized CNS inflammatory cells –Persistence of meningeal mononuclear cell infiltrates associated in lymphoid follicular structures –Microglia activation suggests ongoing chronic innate immune responses •Meningeal follicles close to cortical gray matter lesions suggests that adaptive immune responses involving antibody and complement contribute to progression in SPMS •Chronic myelin-reactive cells may be contributing to the development of both innate and adaptive immune responses persisting in the CNS •Tcelna immunotherapy in SPMS may reduce the drivers of this chronic disease-driving immunity through both peripheral and central regulatory responses 18

Role of Myelin-Reactive T-cells in Multiple Sclerosis •MRTCs cross the Blood Brain Barrier (BBB) into the central nervous system (CNS) from the periphery and respond to antigen presenting cells (APC) bearing myelin antigens •Macrophages and microglial cells release OPN, IL- 12/23, accompanied by T-cell dependent secretion of IFN-., IL-17 and tumor-necrosis factor alpha (TNFa) in addition to direct T-cell mediated cytotoxicity Result . Destruction of the myelin sheath •T-cells that clonally accumulate in the lesion are driven by defined protein antigens Antigen MRTC Opexa’s Strategy Identify which specific antigens within each individual patient may be targeted by the immune response 19

OPEXA THERAPEUTICS

Proposed Mechanism

- **Attenuated, patient-specific (autologous) myelin reactive T-cells (MRTC)**
  - MRTC expanded *ex vivo* in response to immunodominant peptides of MBP, MOG & PLP

- **Therapeutic sc dosing (30-45 x 10^6 cells) stimulates host reactivity to the 'over-represented' MRTC inducing a dominant negative 'regulatory T-cell' response leading to:**
  - Down-regulation of similar endogenous disease-causing myelin reactive T-cells
  - Up-regulation of regulatory cells (Foxp3+ and Tr1 cells) to reduce inflammation and provide possible neuroprotection, should these gain entry to the CNS

20

Safety Summary of Safety from Phase IIb (n=150) Safety Summary Deaths •No deaths occurred Serious Adverse Events (SAEs) •No treatment-related SAEs Most common adverse events •Mild to moderate injection site reaction only 21

SPMS Phase IIb Trial Design (Abili-T) •Double-blind •Placebo-controlled, 1:1 randomized •180 Patients –SPMS population –Approximately 30 sites in USA and Canada •2 annual courses of Tcelna •2 years of assessment 22

OPEXA THERAPEUTICS

Opexa Therapeutics, Inc.
2012-00 Abili-T Study
Investigator Sites


104
Vancouver
103
Regina
101
Ottawa
102
Montreal
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
4
1
19
16
8
26
24
10
2
14
9
13
20
5
7
23
25
11
15
22
6
17
26
21
3

STUDY SITES:

#001 – Stanley Cohan, MD, PhD – Portland, OR
#002 – George Hutton, MD – Houston, TX
#003 - William Sheremata, MD – Miami, FL
#004 – Lily Jung-Henson – Seattle, WA
#005 – Cary Twyman, MD – Lexington, KY
#006 – Mark Cascione, MD – Tampa, FL
#007 – Ben Thrower, MD – Atlanta, GA
#008 – Jeffrey Gitt, DO – Phoenix, AZ
#009 – Daniel B Wynn, MD – Northbrook, IL
#010 – Suzanne Gazda, MD – San Antonio, TX
#011 – Clyde Markowitz, MD – Philadelphia, PA
#012 – Patricia Coyle, MD – Stony Brook, NY
#013 – Craig Herrman, MD – Indianapolis, IN
#014 – Sharon Lynch, MD – Kansas City, KS
#015 – Stephen Newman, MD – Plainview, NY
#016 – Joanna Cooper, MD – Berkeley, CA
#017 - Daniel Jacobs, MD – Orlando, FL
#018 – Angela Applebee, MD – Burlington, VT
#019 – Walter Carlini, MD – Medford, OR
#020 – Lawrence P Goldstick, MD – Dayton, OH
#021 – Matthew Baker, MD – Naples, FL
#022 – Joshua Katz, MD – Brighton, MA
#023 – Jill Conway, MD – Charlotte, NC
#024 – Edward J Fox, MD, PhD – Round Rock, TX
#025 – Kermit Lloyd, MD – Newport News, VA
#026 – S. James Shafer, MD – Vero Beach, FL
#027 – Jeanette Wendt – Tucson, AZ
#101 – Mark Freedman, MD – Ottawa, Ontario
#102 – Amit Bar-Or, MD – Montreal, Quebec
#103 – Felix Veloso, MD – Regina, SK
#104 - Anthony Traboulsee, MD – Vancouver, BC

Target Population •Subjects with EDSS between 3.0 and 6.0 •Subjects must have evidence of progression in the absence of relapse in the last two years •Presence of Myelin Reactive T-cells 24

Efficacy Assessments •Primary Endpoint –Whole-brain atrophy •Secondary Endpoints –Sustained progression measured by EDSS –Time to sustained progression –T2 lesions progressing to hypointense lesions (black holes) –Change in EDSS –Annualized Relapse Rate (ARR) –Change in MSFC Assessment of disability –Change in Symbol Digit Modality Test (SDMT) •Exploratory Endpoints –Quality of life assessment by MSQLI –Gd-enhancing lesion volume with increasing MTR –Gd-enhancing lesion volume with decreasing MTR –Change in MTR in normal-appearing white matter –Changes in T-regulatory cell repertoire and function 25

Questions and Answers